  October 10, 2014

Summary
Prospectus

Munder Total Return Bond Fund

Class A   MUCAX

Class C   MUCCX

Class Y   MUCYX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated October 10, 2014 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 438-5789 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryMail@VCM.com
800-438-5789

Munder Total Return Bond Fund Summary

Investment Objective

The Fund seeks to provide a high level of current income. Its secondary objective is capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 14 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 40 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge Imposed on Purchases (load) (as a percentage of offering price)	2.00%	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.41%	0.58%	0.23%
Acquired Fund Fees and Expenses[3]	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.10%	2.02%	0.67%
Fee Waiver/Expense Reimbursement	(0.21)%	(0.38)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[4]	0.89%	1.64%	0.64%

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 17 of the Fund's Prospectus.

2The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

4The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A, C and Y shares of the Fund (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed the total net annual operating expenses of, respectively, Class A, C and Y shares of the Fund's predecessor, a series of the Munder Series Trust that was managed by Munder Capital Management ("MST Munder Bond Fund") as of June 30, 2014. This agreement will remain in place for two years after the reorganization of the MST Munder Bond Fund into the Fund (expected to be through October 31, 2016). As a result of this agreement, during that two year period, total annual operating expenses of the Fund's Class A, C and Y shares will not exceed 0.85%, 1.60% and 0.60%, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

Munder Total Return Bond Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$289	$501	$753	$1,475
Class C (If you sell your shares at the end of the period.)	$267	$558	$1,016	$2,285
Class Y	$65	$208	$367	$829

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$167	$558	$1,016	$2,285

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the portfolio turnover rate MST Munder Bond Fund, predecessor to the Fund, was 262% of the average value of its portfolio.

Munder Total Return Bond Fund Summary (continued)

Principal Investment Strategy

The Adviser pursues the Fund's investment objectives by investing, under normal circumstances, at least 80% of the Fund's net assets in a broad range of bonds. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.

The Adviser uses bond market sector allocation, yield curve positioning, and comprehensive credit analysis to select securities for the Fund. Under normal market conditions, the average duration of the Fund's portfolio is expected to be between 3 and 7 years.

Bonds, also known as fixed income securities, in which the Fund may invest include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).

The bonds in which the Fund will invest will generally be rated investment grade or better, or if unrated, of comparable quality. However, the Fund may invest up to 20% of its total assets in debt securities that are rated below investment grade or in comparable unrated securities. Lower quality or below-investment-grade debt securities are sometimes referred to as "junk bonds."

The Fund may purchase or sell securities on a when-issued, to-be-announced (TBA), delayed delivery or forward commitment basis and may engage in short-term trading of portfolio securities. The Fund may also utilize dollar roll transactions to obtain market exposure to certain types of securities, particularly mortgage-backed securities. The Adviser may enter into futures and/or credit default swap contracts. The Adviser will invest in investment companies, including exchange-traded funds (ETFs).

For purposes of the Fund's investment strategy, "net assets" includes any borrowings for investment purposes.

Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund's assets may be invested in foreign securities.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's investments are subject to the following principal risks:

■  The market values of the securities acquired by the Fund may decline.

■  The portfolio manager may not execute the Fund's principal investment strategy effectively.

■  Interest rates may rise or the rate of inflation may increase. The longer the Fund's duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by 1%.

■  A debt issuer's credit quality may be downgraded or an issuer may default. This risk is greater for any investment in below-investment-grade securities.

■  The Fund may reinvest at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of asset-backed or mortgage-related securities.

■  The average life of a asset-backed or mortgage-related security is shortened or lengthened.

■  The market value of the security issued on a when-issued, to-be-announced or delayed-delivery basis may change before the delivery date, which may adversely impact the Fund's NAV. There is also the risk that a party fails to deliver the security on time or at all.

■  The Fund takes the risk that the market price of the mortgage-backed securities in a mortgage dollar roll transaction may drop below their future purchase price. In addition, investment in mortgage dollar rolls may significantly increase the Fund's portfolio turnover rate. To the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions.

Munder Total Return Bond Fund Summary (continued)

Principal Risks (continued)

■  Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

■  Derivative instruments, including futures and credit default swap contracts, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

■  An investment company (including an ETF) in which the Fund invests does not achieve its investment objective.

■  Investments in below-investment-grade debt securities ("junk bonds") may be less liquid and are subject to a greater risk of loss than investment-grade securities. Such securities may experience greater price volatility and higher default rates during periods of adverse market conditions.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment by investors who can afford to weather changes in the value of their investment.

Munder Total Return Bond Fund Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C and Class Y shares of the Fund, including applicable maximum sales charges, compare to those of the Barclays U.S. Aggregate Bond Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

The performance figures for Class A, Class C and Class Y shares reflect the historical performance of, respectively, the Class A, Class C and Class Y shares of the MST Munder Bond Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The Fund's performance has not been restated to reflect any differences in the expenses of the MST Munder Bond Fund. The MST Munder Bond Fund commenced operations, and the Class Y shares were first offered on December 1, 1991. Class A shares were first offered on December 9, 1992 and Class C shares were first offered on March 25, 1996.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the MST Munder Bond Fund's least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will differ.)

YTD through 9/30/14: 4.09%
Highest/lowest quarterly results during this time period were:

Highest  6.22% (quarter ended September 30, 2009)

Lowest  -3.05% (quarter ended June 30, 2004)

Munder Total Return Bond Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2013)	1 Year	5 Years	10 Years
CLASS Y
Before Taxes	0.26%	6.19%	4.65%
After Taxes on Distributions	-1.28%	4.62%	3.00%
After Taxes on Distributions and Sale of Fund Shares	0.14%	4.20%	2.96%
CLASS A
Before Taxes	-4.07%	5.05%	3.97%
CLASS C
Before Taxes	-1.71%	5.13%	3.61%
INDEX
Barclays U.S. Aggregate Bond Index Index returns reflect no deduction for fees, expenses or taxes.	-2.02%	4.44%	4.55%

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Edward D. Goard is a Managing Director and a Chief Investment Officer of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2009.

Richard A. Consul is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

S. Brad Fush is a Director — Fixed Income Credit Research of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

James R. Kelts is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

Gregory D. Oviatt is a Senior Portfolio Manager of the Adviser, and has been a Portfolio Manager of the Fund (including its predecessor fund) since 2012.

Munder Total Return Bond Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined NAV after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

VF-MTRB-SUMPRO (10/14)